UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

/ / Preliminary Information Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))
/X/ Definitive Information Statement

                            Capitol First Corporation
        ----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

5) Total fee paid:


/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         -----------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
         3) Filing Party:

         -----------------------------------------------------------------------
         4) Date Filed:

         -----------------------------------------------------------------------

                            CAPITOL FIRST CORPORATION
                    7100 W. CAMINO REAL BOULEVARD, SUITE 402
                              BOCA RATON, FL 33433

To Our Stockholders:

         We are informing you that action was taken by written consent of the holders of more than two-thirds of the issued and outstanding common stock, par value $0.01 per share ("Common Stock"), of Capitol First Corporation (the "Company") to remove Michael G. Todd as a director of the Company (the "Written Consent"). The form of Written Consent is attached as Appendix A to the accompanying Information Statement.

         Under Section 78.320 of the Nevada Revised Statutes and the Company's bylaws, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. Section 78.335 of the Nevada Revised Statutes and the Company's bylaws further provide that any director may be removed from office, with or without cause, by the written consent of stockholders representing not less than two-thirds of the issued and outstanding Common Stock. Pursuant to the Written Consent, stockholders holding greater than two-thirds of the issued and outstanding Common Stock approved the removal of Michael G. Todd as a director of the Company. No other vote or stockholder action is required. Copies of the relevant provisions of the Nevada Revised Statutes and the Company's bylaws are attached as Appendix B and Appendix C, respectively, to the accompanying Information Statement.

         The Board of Directors has set the close of business on September 24, 2004 as the record date for purposes of determining (i) the stockholders entitled to consent to the removal of Todd, (ii) the number of outstanding shares of the Company's common stock and (iii) the stockholders entitled to receive the accompanying Information Statement (the "Record Date").

         Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the action taken by the Written Consent will not become effective until a date at least 20 days after the date on which the accompanying information statement has been mailed to the stockholders of record on the Record Date. We anticipate that the action contemplated by the Written Consent and set forth in the Information Statement will be effected on or about the close of business on October 29, 2004.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                By order of the Board of Directors,

                                /s/ Ashley B. Bloom
                                -------------------
                                    Ashley B. Bloom
                                    Acting President and Chief Executive Officer


October 4, 2004
Boca Raton, Florida

                            CAPITOL FIRST CORPORATION
                    7100 W. CAMINO REAL BOULEVARD, SUITE 402
                              BOCA RATON, FL 33433

                              INFORMATION STATEMENT

         This Information Statement is being furnished to stockholders of Capitol First Corporation, a Nevada corporation (the "Company"), to advise them of the action taken through the written consent of the holders of more than two-thirds of the Company's common stock, par value $0.01 per share ("Common Stock"), to remove Michael G. Todd as a director of the Company (the "Written Consent"). The form of Written Consent is attached hereto as Appendix A.

         This Information Statement is first being mailed on or about October 8, 2004 to stockholders of record of the Common Stock as of the close of business on September 24, 2004 (the "Record Date"). As of the Record Date, there were 28,962,634 shares of Common Stock issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company with voting rights. A holder of Common Stock is entitled to one vote for each share of Common Stock held.

         Under Section 78.320 of the Nevada Revised Statutes and the Company's bylaws, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. Section 78.335 of the Nevada Revised Statutes and the Company's bylaws further provide that any director may be removed from office, with or without cause, by the written consent of stockholders representing not less than two-thirds of the issued and outstanding Common Stock. Pursuant to the Written Consent, stockholders holding greater than two-thirds of the issued and outstanding Common Stock approved the removal of Michael G. Todd as a director of the Company. No other vote or stockholder action is required. Copies of the relevant provisions of the Nevada Revised Statutes and the Company's bylaws are attached as Appendix B and Appendix C hereto, respectively.

         The action taken by the Written Consent will not become effective until at least 20 days after the mailing of this Information Statement. We anticipate that the removal will be effective on or about the close of business on October 29, 2004.

         The Company expects that the remaining directors of the Board of Directors will fill the vacancy on the Board of Directors prior to the next annual stockholders' meeting.

         This  Information   Statement  is  being  furnished   pursuant  to  the
requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including Regulation 14C.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


         The principal  executive  offices of the Company are located at 7100 W.
Camino Real Boulevard, Suite 402, Boca Raton, Florida 33433, and the telephone number of the Company is (561) 417-7115.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth information with respect to the beneficial ownership of the Company's common stock as of the Record Date for:
each person known to beneficially own more than 5% of the Company's common stock; the Company's Chief Executive Officer and each of the Company's four most highly compensated executive officers earning at least $100,000; each of the Company's directors; and all of the Company's executive officers and directors as a group.

         Unless otherwise noted below, and subject to applicable community property laws, to our knowledge, each person has sole voting and investment power over the shares shown as beneficially owned, except to the extent authority is shared by spouses under applicable law and except as set forth in the footnotes to the table.

         The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC. The information does not necessarily indicate beneficial ownership for any other purpose. Beneficial ownership, as set forth in the regulations of the SEC, includes securities owned by or for the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days after the Record Date. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities. For purposes of calculating each person's or group's percentage ownership, any stock options, convertible preferred stock and warrants exercisable or convertible within 60 days after the Record Date are included for that person or group but not any stock options, convertible preferred stock or warrants of any other person or group.

         All addresses for the executive  officers and directors are c/o Capitol
First  Corporation,  7100 W. Camino Real  Boulevard,  Suite 402, Boca Raton,  FL
33433.

                                                                                    SHARES OF       PERCENT OF
                                                                                  COMMON STOCK        COMMON
                                                                                  BENEFICIALLY         STOCK
                                                                                      OWNED            OWNED
                                                                                  --------------    ------------

Boca First Capital LLP
Addison Capital Group LLC
7100 W. Camino Real Boulevard, Suite 402
Boca Raton, FL 33433.......................................................       16,000,000 (1)          55.2%

Howard Bloom
12737 NW 68th Drive
Parkland, FL 33076.........................................................       16,866,000 (2)          58.2%

Diane Bloom
12737 NW 68th Drive
Parkland, FL 33076.........................................................       16,866,000 (3)          58.2%




                                       2

                                                                                    SHARES OF       PERCENT OF
                                                                                  COMMON STOCK        COMMON
                                                                                  BENEFICIALLY         STOCK
                                                                                      OWNED            OWNED
                                                                                  --------------    ------------
Stone Financial Group, LLC
Joel A. Stone
630 Dundee Road, Suite 220
Northbrook, IL 60062.......................................................        2,000,000 (4)           6.9%

Michael G. Todd............................................................       16,234,589 (5)          56.0%

Ashley B. Bloom............................................................          785,000 (6)           2.7%

Harvey Judkowitz...........................................................            --                     *

Donald R. LeGault..........................................................               60,000              *

Michael Merlob.............................................................               40,000              *

All executive officers and directors as a group (6 persons)................           17,119,589          59.1%
                                                                                  ==============    ============

----------------------------

* Less than one percent.

(1) Addison Capital Group LLC, a Nevada limited liability company ("Addison"), is the general partner of Boca First Capital LLLP, a Florida limited liability limited partnership ("Boca"). The managing members of Addison are Howard Bloom, Diane Bloom and Michael Todd and by virtue of this relationship they may be deemed to share voting and dispositive power over the shares owned by Addison. The limited partners of Boca are MB 2002 LLC, a Florida limited liability company, Boca Funding Group,
       LLC, a Florida limited liability company, Prescott Investments L.P., a Nevada limited partnership ("Prescott"), Highland Investments, LLC, a Florida limited liability company, Michael G. Todd, Alan Katz and Leonard Gross.

(2) Includes 26,000 shares owned by Howard Bloom directly, 90,000 shares owned by his wife, Diane Bloom and minor child, 750,000 shares owned by MB 2002 LLC, a Florida limited liability company in which Mr. Bloom and wife are the sole managing members and 16,000,000 shares owned by Boca.

(3) Includes 45,000 shares owned by Diane Bloom directly, 71,000 shares owned by her husband, Howard Bloom and minor child, 750,000 shares owned by MB 2002 LLC, a Florida limited liability company in which Diane Bloom and her husband are the sole managing members and 16,000,000 shares owned by Boca.

(4) Joel A. Stone's membership interest in Stone Financial Group, LLC is greater than 50% and he controls Stone Financial Group, LLC. Based on a
       Schedule 13D filed with the Securities and Exchange Commission on July 30, 2004.

(5) Includes 208,000 shares owned directly, 6,000 shares owned by Granite Industries LLC of which Mr. Todd is the sole managing member, 1,589 shares owned by Prescott of which Granite Industries LLC is its managing general partner, 16,000,000 shares owned by Boca, and 19,000 shares owned by Mr. Todd's wife.

(6) Includes 35,000 shares owned directly and 750,000 shares owned by Highland Investments LLC of which Mr. Bloom is the sole manager.

                   BACKGROUND INFORMATION; STOCKHOLDER ACTION

         In a letter dated September 1, 2004, the Company's Board of Directors asked Mr. Todd to resign from his position as a director of the Company.
Subsequent to September 1, 2004, the Company's directors made verbal requests that Mr. Todd resign as a director. In a letter dated September 9, 2004, Mr. Todd's counsel informed the Board of Directors that he will not resign from his position as a director of the Company.

         The stockholders, including Boca First Capital LLLP ("Boca"), then took action through the Written Consent to remove Mr. Todd from the Company's Board of Directors.

         Mr. Todd and Prescott Investments, LP are limited partners of Boca and Mr. Todd holds a one-third interest in Addison Capital Group, LLC, Boca's general partner.

         Mr. Todd opposes the action taken by the Written Consent.

          EXPENSES FOR THE INFORMATION STATEMENT AND STOCKHOLDER ACTION

         The entire cost of furnishing this Information Statement, including legal costs and the costs of preparing, assembling and mailing this Information Statement, will be borne by the Company. Upon request, the Company will pay the reasonable expenses incurred by record holders of the Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for sending the Information Statement to the beneficial owners of the shares they hold of record.

                              AVAILABLE INFORMATION

         The Company files reports, proxy and information statements and other information with the SEC. You may review these filings at the SEC's public reference room located at 450 Fifth Street, NW, Washington, D.C. 20549 or request copies of these documents upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. The Company's SEC filings are also available on the SEC's web site at http://www.sec.gov.

                                  HOUSEHOLDING

         In order to reduce printing costs and postage fees, the Company has adopted the process called "householding" for mailing its information statement to "street name holders," which refers to stockholders whose shares are held in a stock brokerage account or by a bank or other nominee. This means that street name holders who share the same last name and address will receive only one copy of the Company's information statement, unless the Company receives contrary instructions from a street name holder at that address.

         If you prefer to receive multiple copies of the Company's information statement at the same address, you may obtain additional copies by writing to Capitol First Corporation, Investor Relations, 7100 W. Camino Real Boulevard, Suite 402, Boca Raton, Florida 33433 or by calling (561) 417-7115. Eligible stockholders of record receiving multiple copies of the information statement can request householding by contacting the Company in the same manner.


                                            By Order of the Board of Directors,

                                            /s/ Ashley B. Bloom
                                            -------------------
                                                Ashley B. Bloom
                                                Acting President and Chief
                                                Executive Officer

                                                                      APPENDIX A

                            CAPITAL FIRST CORPORATION

                               WRITTEN CONSENT OF
                         STOCKHOLDERS IN LIEU OF MEETING
                         -------------------------------

                               September 24, 2004

         Pursuant to Sections 78.320 and 78.335 of the Nevada Revised Statutes, as amended, and the bylaws of Capitol First Corporation, a Nevada Corporation (the "Corporation"), the undersigned, being stockholders in excess of two thirds of the issued and outstanding stock entitled to vote (the "Stockholders") of the Corporation, do hereby consent to the following actions being taken without a meeting, and agree that such actions are taken with like effect and validity as though they were taken by the stockholders at a meeting duly called and legally held, and direct that this written consent to the actions taken be filed with the minutes of the proceedings of the Corporation:

         NOW, THEREFORE, BE IT:

         RESOLVED, that the Stockholders remove Michael G. Todd as an incumbent director and Chairman of the Corporation; and be it further resolved that the record date for this action is September 24, 2004;

         RESOLVED, that this action shall become effective within 20 days after mailing of an Information Statement to the stockholders of the Corporation in compliance with Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including Rule 14c-2 (the "Information Statement"); and be it further

         RESOLVED, that that the Stockholders hereby approve, ratify and confirm any and all previous actions of any officer, director, representative or agent of the Corporation in the name or on behalf of the Corporation or any of its affiliates in connection with the foregoing resolutions as the act and deed of the Corporation as fully as if such actions had been presented to the stockholders at a meeting for its approval prior to such actions being taken; and be it further

         RESOLVED, that that the Stockholders hereby authorize and direct the appropriate officers of the Corporation to prepare, to execute and to deliver on behalf of the Corporation any and all certificates, agreements, instruments, reports, schedules, statements, consents, documents and information, including the Information Statement, with respect to the actions contemplated by the foregoing resolutions, to make any filings pursuant to federal, state and foreign laws, and to take all other actions and to incur all such fees and expenses as any such appropriate officer may deem appropriate, necessary or advisable to effectuate the purpose and intent of any and all of the foregoing resolutions and to permit the actions contemplated hereby to be lawfully consummated, such execution, delivery or action taken being conclusive evidence of such approval; and be it further

         RESOLVED, that this Written Consent of the Stockholders may be executed in one or more counterparts, all of which taken together shall be deemed one and the same instrument.


         IN WITNESS WHEREOF, the undersigned Stockholders, holding the number of shares of Common Stock of the Corporation set forth below their names, have duly executed this Written Consent in Lieu of a Meeting on this 24th day of September 2004.



Boca First Capital, LLLP

By:      Addison Capital Group, LLC, its general partner



         By:  /s/ Howard Bloom
              --------------------
                  Name:   Howard Bloom
                  Title:  Manager/Member
                  No. of Shares: 16,000,000


/s/ Ashley Bloom
----------------
Ashley Bloom
No. of Shares: 35,000


MB 2002, LLC


By:  /s/ Diane Bloom
--------------------
         Name:  Diane Bloom
         Title:  Managing Member
         No. of Shares: 750,000


Highland Investments, LLC


By: /s/ Ashley Bloom
    ----------------
        Name:  Ashley Bloom
        Title:  Manager
        No. of Shares: 750,000

Stone Financial Group, LLC


By: /s/ Joel Stone
    --------------
         Name:  Joel Stone
         Title:  Managing Member
         No. of Shares: 2,000,000


Noble International Investments, Inc.


By: /s/ Nico Pronk
    --------------
         Name:  Nico Pronk
         Title:  President
         No. of Shares: 1,000,000


Total Outstanding Shares of the Corporation as of September 24, 2004: 28,962,634 Total Shares represented by the Stockholders: 20,535,000 or 70.90%


Filed with the Secretary of the Corporation on September 24, 2004.


/s/ Ashley Bloom
-----------------
Ashley Bloom, Secretary

                                                                      APPENDIX B

                  RELEVANT SECTIONS OF NEVADA REVISED STATUTES



NRS 78.320 STOCKHOLDERS' MEETINGS: QUORUM; CONSENT FOR ACTIONS TAKEN WITHOUT MEETING; PARTICIPATION BY TELEPHONE OR SIMILAR METHOD.

          1. Unless this chapter, the articles of incorporation or the bylaws provide for different proportions:

               (a) A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business; and

               (b) Action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

          2. Unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

          3. In no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

          4. Unless otherwise restricted by the articles of incorporation or bylaws, stockholders may participate in a meeting of stockholders by means of a telephone conference or similar methods of communication by which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this subsection constitutes presence in person at the meeting.

          5. Unless otherwise provided in this chapter, the articles of incorporation or the bylaws, if voting by a class or series of stockholders is permitted or required, a majority of the voting power of the class or series that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business. An act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

NRS 78.335  DIRECTORS: REMOVAL; FILLING OF VACANCIES.

          1. Except as otherwise provided in this section, any director or one or more of the incumbent directors may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

          2. In the case of corporations which have provided in their articles of incorporation for the election of directors by cumulative voting, any director or directors who constitute fewer than all of the incumbent directors may not be removed from office at any one time or as the result of any one transaction under the provisions of this section except upon the vote of stockholders owning sufficient shares to prevent each director's election to office at the time of removal.

          3. The articles of incorporation may require the concurrence of more than two-thirds of the voting power of the issued and outstanding stock entitled to vote in order to remove one or more directors from office.

          4. Whenever the holders of any class or series of shares are entitled to elect one or more directors, unless otherwise provided in the articles of incorporation, removal of any such director requires only the proportion of votes, specified in subsection 1, of the holders of that class or series, and not the votes of the outstanding shares as a whole.

          5. All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation.

          6. Unless otherwise provided in the articles of incorporation, when one or more directors give notice of his or their resignation to the board, effective at a future date, the board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

          7. If the articles or bylaws provide that the holders of any class or series of shares are entitled to elect one or more directors under specified circumstances and that, upon termination of those specified circumstances, the right terminates and the directors elected by the holders of the class or series of shares are no longer directors, the termination of a director pursuant to such provisions in the articles or bylaws shall not be deemed a removal of the director pursuant to this section.

                                                                      APPENDIX C



                    RELEVANT SECTIONS OF THE COMPANY'S BYLAWS

         Section 1.12 Action Without Meeting. Any action, except the election of directors, which may be taken by the vote of the stockholders at a meeting, may be taken without a meeting if consented to by the holders of a majority of the shares entitled to vote or such greater proportion as may be required by the laws of the State of Nevada, the Articles of Incorporation, or these Bylaws. Whenever action is taken by written consent, a meeting of stockholders need not be called or noticed.

         Section 2.05   Removal.

                        (a) The Board of Directors of the corporation, by majority vote, may declare vacant the office of a director who has been declared incompetent by an order of a court of competent jurisdiction or convicted of a felony.

                        (b) Any director may be removed from office, with or without cause, by the vote or written consent of stockholders representing not less than two-thirds of the issued and outstanding voting capital stock of the corporation.

         Section 2.06   Vacancies.

                        (a) A vacancy in the Board of Directors because of death, resignation, removal, change in number of directors, or otherwise may be filled by the stockholders at any regular or special meeting or any adjourned meeting thereof (but not by written consent) or the remaining director(s) by the affirmative vote of a majority thereof. Each successor so elected shall hold office until the next annual meeting of stockholders or until a successor shall have been duly elected and qualified.

                        (b) If, after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent (5%) or more of the total number of shares entitled to vote may call a special meeting of the stockholders to be held to elect the entire Board of Directors. The term of the office of any director shall terminate upon such election of a successor.







                                      C-1